Exhibit 10.7
EXECUTION COPY
AMENDMENT NO. 3
Dated as of August 9, 2011
to
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
Dated as of October 16, 2008
          THIS AMENDMENT No. 3 (this “Amendment”) dated as of August 9, 2011 is entered into by and between NMC FUNDING CORPORATION, a Delaware corporation, as Purchaser (the “Purchaser”) and NATIONAL MEDICAL CARE, INC., a Delaware corporation, as Seller (the “Seller”).
PRELIMINARY STATEMENTS
          A. The Purchaser and the Seller are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of October 16, 2008 (as amended or otherwise modified prior to the date hereof, the “RPA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RPA.
          B. The Purchaser and the Seller have agreed to amend the RPA on the terms and conditions hereinafter set forth.
          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Amendments.
          1.1. Section 1.1 of the RPA is hereby amended by deleting the definition of “BMA Transfer Agreement” in its entirety and replacing it with the following:
     “BMA Transfer Agreement” means that certain Receivables Purchase Agreement dated as of August 28, 1997 by and between BMA, as seller, and the Seller, as purchaser, as the same may be amended, restated, supplemented or otherwise modified from time to time.
          1.2. Section 3.1 of the RPA is hereby amended to add the following provision as new clause (z) thereof:
     (z) Leased Equipment. With respect to any dialysis or other medical equipment that has been leased by any Person to the Seller in respect of which such lessor has filed a UCC financing statement against the Seller (“Subject Leased Equipment”), (i) the arrangement relating to such Subject Leased Equipment is intended in good faith by such lessor and the Seller to be an “operating lease” and not a secured financing; (ii) the collateral covered by each such UCC financing statement is limited to the applicable Subject Leased Equipment and its proceeds; (iii) less than five percent (5.0%) of the Subject Leased Equipment is retained by the Seller, with the balance of the Subject Leased Equipment being used by Transferring Affiliates (and other affiliates that are not Transferring Affiliates) under unsecured intercompany usage or subleasing arrangements between the Seller and such Transferring Affiliates (or such other affiliates); and (iv) neither the Seller nor any lessor of Subject Leased Equipment has filed any UCC financing statement or similar instrument against any Transferring Affiliate in respect of any Subject Leased Equipment.
          1.3 Exhibit F (List of Actions and Suits) of the RPA is amended to delete the exhibit in its entirety and to substitute therefor the “Exhibit F” attached hereto as Exhibit 1.
          1.4. Exhibit J (List of Transferring Affiliates, Chief Executive Offices of Transferring Affiliates and Tradenames) of the RPA is amended to delete the exhibit in its entirety and to substitute therefor the “Exhibit J” attached hereto as Exhibit 2.
          SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Purchaser of counterparts of this Amendment duly executed by the Purchaser and the Seller and (ii) the effectiveness of Amendment No. 3 to the Fifth Amended and Restated Transfer and Administration Agreement of even date herewith among the Purchaser, as “Transferor”, the Seller, as the initial “Collection Agent” thereunder, the Persons parties thereto as “Conduit Investors”, the Persons parties thereto as “Bank Investors”, the Persons parties thereto as “Administrative Agents” and WestLB AG, New York Branch, as “Agent”.
          SECTION 3. Covenants, Representations and Warranties of the Seller.
          3.1 Upon the effectiveness of this Amendment, the Seller hereby reaffirms all covenants, representations and warranties made by it in the RPA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.
          3.2 The Seller hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Seller Default or Potential Seller Default shall exist under the RPA.
          SECTION 4. Reference to and Effect on the RPA.
          4.1 Upon the effectiveness of this Amendment, each reference in the RPA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the RPA as amended hereby, and each reference to the RPA in any other document,

2

instrument and agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.
          4.2 Except as specifically amended hereby, the RPA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser or any of its assignees under the RPA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
          SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.
          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.
          SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[The remainder of this page intentionally left blank]

3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Purchaser

By:	/s/ Mark Fawcett
Name: Mark Fawcett
Title: Vice President & Treasurer

NATIONAL MEDICAL CARE, INC.,
as Seller

By:	/s/ Mark Fawcett
Name: Mark Fawcett
Title: Vice President & Treasurer
Signature Page
Amendment No. 3 to Amended and Restated Receivables Purchase Agreement

Exhibit 1
to Amendment
EXHIBIT F
to
AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
LIST OF ACTIONS AND SUITS
Such actions and suits as are identified in the “Legal Proceedings” section of the most recent annual report as of the date hereof on Form 20-F or report on Form 6-K for the quarter most recently ended prior to the date hereof, as applicable, filed by Fresenius Medical Care AG & Co. KGaA with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, which sections are hereby incorporated by reference as if fully set forth herein.
Such filings can be found on the SEC website at the following link: http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001333141&owner=exclude&count=40

Exhibit 2
to Amendment
EXHIBIT J
to
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
LIST OF TRANSFERRING AFFILIATES, CHIEF EXECUTIVE
OFFICES OF TRANSFERRING AFFILIATES AND TRADENAMES
SECTIONS 2.7(b), 3.1(i) and 3.1(k)(iv)
APHERESIS CARE GROUP, INC.
BIO MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.
BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
BIO-MEDICAL APPLICATIONS OF AQUADILLA, INC.
BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC
BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF CARSON, INC.
BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.
BIO-MEDICAL APPLICATIONS OF DOVER, INC.
BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
BIO-MEDICAL APPLICATIONS OF FREMONT, INC.
BIO-MEDICAL APPLICATIONS OF FRESNO, INC.
BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.

BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
BIO-MEDICAL APPLICATIONS OF MAINE, INC.
BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.
BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.
BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
BIO-MEDICAL APPLICATIONS OF NEVADA, INC
BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF NORTHEAST, D.C., INC.
BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
BIO-MEDICAL APPLICATIONS OF OHIO, INC.
BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
BIO-MEDICAL APPLICATIONS OF PONCE, INC.
BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.
BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
BIO-MEDICAL APPLICATIONS OF SAN ANTONIO, INC.
BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.
BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
BIO-MEDICAL APPLICATIONS OF WYOMING, LLC
BREVARD COUNTY DIALYSIS, LLC
CLAYTON COUNTY DIALYSIS, LLC
CLERMONT DIALYSIS CENTER, LLC
COLUMBUS AREA RENAL ALLIANCE, LLC
CONEJO VALLEY DIALYSIS, INC.
DIALYSIS AMERICA GEORGIA, LLC

DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
DIALYSIS ASSOCIATES, LLC
DIALYSIS CENTERS OF AMERICA ILLINOIS, INC.
DIALYSIS MANAGEMENT CORPORATION
DIALYSIS SERVICES OF ATLANTA, INC.
DIALYSIS SERVICES OF CINCINNATI, INC.
DIALYSIS SERVICES OF SOUTHEAST ALASKA, LLC
DIALYSIS SERVICES, INC.
DIALYSIS SPECIALISTS OF MARIETTA, LTD.
DIALYSIS SPECIALISTS OF TOPEKA, INC.
DIALYSIS SPECIALISTS OF TULSA, INC.
DOUGLAS COUNTY DIALYSIS, LLC
DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
DU PAGE DIALYSIS, LTD.
EVEREST HEALTHCARE HOLDINGS, INC.
EVEREST HEALTHCARE INDIANA, INC.
EVEREST HEALTHCARE OHIO, INC.
EVEREST HEALTHCARE RHODE ISLAND, INC.
EVEREST HEALTHCARE TEXAS HOLDING CORP.
EVEREST HEALTHCARE TEXAS, L.P.
FMS DELAWARE DIALYSIS, LLC
FMS PHILADELPHIA DIALYSIS, LLC
FONDREN DIALYSIS CLINIC, INC.
FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
FOUR STATE REGIONAL DIALYSIS CENTER, INC.
FRESENIUS HEALTH PARTNERS CARE SYSTEMS, INC. (F/K/A RENAISSANCE HEALTH CARE, INC.)
FRESENIUS HEALTH PARTNERS, INC. (F/K/A FRESENIUS MEDICAL CARE HEALTH PLAN, INC.)
FRESENIUS MANAGEMENT SERVICES, INC.
FRESENIUS MEDICAL CARE APHERESIS SERVICES, LLC
FRESENIUS MEDICAL CARE COMPREHENSIVE CKD SERVICES, INC.
FRESENIUS MEDICAL CARE HARSTON HALL, LLC
FRESENIUS MEDICAL CARE HEALTHCARE RECRUITMENT, LLC
FRESENIUS MEDICAL CARE HOLDINGS, INC.
FRESENIUS MEDICAL CARE OF ILLINOIS, LLC
FRESENIUS MEDICAL CARE OF MONTANA, LLC
FRESENIUS MEDICAL CARE — OSUIM KIDNEY CENTERS, LLC
FRESENIUS MEDICAL CARE PHARMACY SERVICES, INC.
FRESENIUS MEDICAL CARE PSO, LLC
FRESENIUS MEDICAL CARE RX, LLC
FRESENIUS MEDICAL CARE — SOUTH TEXAS KIDNEY, LLC
FRESENIUS MEDICAL CARE VENTURES HOLDING COMPANY, INC.
FRESENIUS MEDICAL CARE VENTURES, LLC
FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC (F/K/A BIO MEDICAL APPLICATIONS OF COLORADO, INC.

FRESENIUS MEDICAL CARE DIALYSIS SERVICES OREGON, LLC
FRESENIUS USA MANUFACTURING, INC.
FRESENIUS USA MAKETING, INC.
FRESENIUS USA, INC
FRESENIUS VASCULAR CARE, INC. (F/K/A NATIONAL VASCULAR CARE, INC.
GULF REGION MOBILE DIALYSIS, INC.
HAEMO-STAT, INC.
HEALTH IT SERVICES GROUP, LLC
HENRY DIALYSIS CENTER, LLC
HOLTON DIALYSIS CLINIC, LLC
HOME DIALYSIS OF AMERICA, INC.
HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.
INLAND NORTHWEST RENAL CARE GROUP, LLC
INTEGRATED RENAL CARE OF THE PACIFIC, LLC
JEFFERSON COUNTY DIALYSIS, INC.
KDCO, INC.
KENTUCKY RENAL CARE GROUP, LLC
LAWTON DIALYSIS, INC.
LITTLE ROCK DIALYSIS, INC.
MAUMEE DIALYSIS SERVICES, LLC
METRO DIALYSIS CENTER — NORMANDY, INC.
METRO DIALYSIS CENTER — NORTH, INC.
MIAMI REGIONAL DIALYSIS CENTER, INC.
MICHIGAN HOME DIALYSIS CENTER, INC.
NATIONAL MEDICAL CARE, INC.
NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF TEXAS, INC
NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.
NEPHROMED LLC
NEW YORK DIALYSIS SERVICES, INC.
NMC SERVICES, INC.
NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
NNA OF ALABAMA, INC.
NNA OF EAST ORANGE, L.L.C.
NNA OF FLORIDA, LLC
NNA OF GEORGIA, INC.
NNA OF HARRISON, L.L.C.
NNA OF LOUISIANA, LLC
NNA OF NEVADA, INC.
NNA OF OKLAHOMA, INC.
NNA OF OKLAHOMA, L.L.C.
NNA OF RHODE ISLAND, INC.
NNA OF TOLEDO, INC.
NNA-SAINT BARNABAS LIVINGSTON, L.L.C.
NNA-SAINT BARNABAS, L.L.C.

NORCROSS DIALYSIS CENTER, LLC
NORTH BUCKNER DIALYSIS CENTER, INC.
NORTHEAST ALABAMA KIDNEY CLINIC, INC.
NORTHERN NEW JERSEY DIALYSIS, L.L.C.
PHYSICIANS DIALYSIS COMPANY, INC.
QUALICENTERS, INC.
QUALICENTERS ALBANY, LTD.
QUALICENTERS BEND, LLC
QUALICENTERS COOS BAY, LTD.
QUALICENTERS EUGENE-SPRINGFIELD LTD.
QUALICENTERS INLAND NORTHWEST LLC
QUALICENTERS PUEBLO, LLC
QUALICENTERS SALEM, LLC
QUALICENTERS SIOUX CITY LLC
RCG BLOOMINGTON, LLC
RCG EAST TEXAS, LLP
RCG INDIANA, L.L.C.
RCG IRVING, LLP
RCG MARTIN, LLC
RCG MEMPHIS EAST, LLC
RCG MEMPHIS, LLC
RCG MISSISSIPPI, INC.
RCG PENSACOLA, LLC
RCG ROBSTOWN, LLP
RCG UNIVERSITY DIVISION, IN.
RCG WEST HEALTH SUPPLY, L.C
RENAL CARE GROUP ALASKA, INC.
RENAL CARE GROUP EAST, INC.
RENAL CARE GROUP MICHIGAN, INC.
RENAL CARE GROUP NORTHWEST, INC.
RENAL CARE GROUP OF THE MIDWEST, INC.
RENAL CARE GROUP OF THE OZARKS, LLC
RENAL CARE GROUP OF THE ROCKIES, LLC
RENAL CARE GROUP OF THE SOUTH, INC.
RENAL CARE GROUP OF THE SOUTHEAST, INC.
RENAL CARE GROUP OHIO, INC.
RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC
RENAL CARE GROUP SOUTH NEW MEXICO, LLC
RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
RENAL CARE GROUP SOUTHWEST, L.P.
RENAL CARE GROUP TERRE HAUTE, LLC
RENAL CARE GROUP TEXAS, INC.
RENAL CARE GROUP TOLEDO, LLC
RENAL CARE GROUP WESTLAKE, LLC
RENAL CARE GROUP, INC.
RENAL CARE GROUP-HARLINGEN, L.P.

RENAL SOLUTIONS, INC.
RENALPARTNERS, INC.
RENEX CORP.
RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.
RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
RENEX DIALYSIS CLINIC OF ORANGE, INC.
RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
RENEX DIALYSIS CLINIC OF TAMPA, INC.
RENEX DIALYSIS CLINIC OF UNION, INC.
RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.
RENEX DIALYSIS CLINIC OF WOODBURY, INC.
RENEX DIALYSIS FACILITIES, INC.
ROSS DIALYSIS — ENGLEWOOD, LLC
S.A.K.D.C., INC.
SAINT LOUIS RENAL CARE, LLC
SAN DIEGO DIALYSIS SERVICES, INC.
SANTA BARBARA COMMUNITY DIALYSIS CENTER
SMYRNA DIALYSIS CENTER, LLC
SORB TECHNOLOGY, INC.
SPECTRA DIAGNOSTICS, LLC
SPECTRA EAST, INC.
SPECTRA LABORATORIES, INC.
SPECTRA MEDICAL DATA PROCESSING, LLC
SPECTRA RENAL RESEARCH, LLC
SSKG, INC.
ST. LOUIS REGIONAL DIALYSIS CENTER, INC.
STAT DIALYSIS CORPORATION
STONE MOUNTAIN DIALYSIS CENTER, LLC
STUTTGART DIALYSIS, LLC
TAPPAHANNOCK DIALYSIS CENTER, INC
TERRELL DIALYSIS CENTER, L.L.C.
THREE RIVERS DIALYSIS SERVICES, LLC
U.S. VASCULAR ACCESS HOLDINGS, LLC
WARRENTON DIALYSIS FACILITY, INC.
WEST END DIALYSIS CENTER, INC.
WEST PALM DIALYSIS, LLC
WHARTON DIALYSIS, INC.
WSKC DIALYSIS SERVICES, INC.

3.1(i) Place of Business: For each Transferring Affiliate, the principal place of business, chief executive office, and the offices where each Transferring Affiliate keeps substantially all its Records is 920 Winter Street, Waltham, MA 02451.

3.1k(iv) Tradenames:	Fresenius Medical Care North America
Spectra Renal Management
Renal Care Group
National Nephrology Associates
TruBlu Logistics (FUSA Mfg)

Mergers:	On April 2, 2004, Renal Care Group, Inc. completed its acquisition of National Nephrology Associates, Inc.

On March 31, 2006, FMCH completed the acquisition of Renal Care Group, Inc.

On November 29, 2007, FMCH completed the acquisition of Renal Solutions, Inc.

On February 29, 2008, FMCH completed the acquisition of MAX Well Medical, Inc., which was subsequently merged on April 14, 2009 into its subsidiary, Specialty Care Pharmacy, LLC, and renamed Fresenius Medical Care Rx, LLC